4Q20 Investor Presentation

Disclaimer Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “outlook,” “may,” “might,” “plan,” “project,” “will,” “would,” “should,” “could,” “can,” “predict,” “potential,” “strategy, “target,” “explore,” “continue,” “on-track,” “long-term model” or the negative of these terms, and similar expressions intended to identify forward-looking statements. However, not all forward- looking statements contain these identifying words. These statements may relate to the impact on our business and the businesses of our customers of the COVID-19 pandemic, our market size and growth strategy, our estimated and projected costs, margins, revenue, expenditures and customer and ﬁnancial growth rates, our Q3 and 2020 ﬁnancial outlook, our plans and objectives for future operations, growth, initiatives or strategies. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to diﬀer materially and adversely from those anticipated or implied in the forward-looking statements. These assumptions, uncertainties and risks include that, among others, the eﬀects of the COVID-19 pandemic and the governmental actions taken to combat the pandemic may materially aﬀect how we and our customers operate our businesses, and the duration and extent to which this threatens our future results of operations and overall ﬁnancial performance remains uncertain, any decline in new customers, renewals or upgrades, our limited operating history makes it diﬃcult to evaluate our prospects and future results of operations, we operate in competitive markets, we may not be able to sustain our revenue growth rate in the future, our business would be harmed by any signiﬁcant interruptions, delays or outages in services from our platform or certain social media platforms, and a cybersecurity-related attack, signiﬁcant data breach or disruption of the information technology systems or networks could negatively aﬀect our business. Additional risks and uncertainties that could cause actual outcomes and results to diﬀer materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our ﬁlings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2019 ﬁled with the SEC on February 28, 2020, our Quarterly Report on Form 10- Q for the quarter ended March 31, 2020 ﬁled with the SEC on May 7, 2020, our quarterly report on Form 10-Q for the quarter ended June 30, 2020 ﬁled with the SEC on August 6, 2020, and our quarterly report on Form 10-Q for the quarter ended September 30, 2020 to be ﬁled with the SEC as well as any other future quarterly and current reports that we ﬁle with the SEC. Moreover, you should interpret many of the risks identiﬁed in those reports as being heightened as a result of the ongoing and numerous adverse impacts of the COVID-19 pandemic. The statements in this presentation that relate to our "long-term model," and similar distant objectives, generally represent only our long-term goals and aims. While some statements use language that might imply a level of likelihood that we will attain these goals and aims, it is possible that we do not attain them. By their nature, the risk and uncertainty associated with these goals and aims, which include the risk factors described above, is greater than that associated with our conventional guidance, and should not be construed as such. Forward-looking statements speak only as of the date the statements are made and are based on information available to Sprout Social at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Sprout Social assumes no obligation to update forward-looking statements to reﬂect events or circumstances after the date they were made, except as required by law. Use of Non-GAAP Financial Measures We have provided in this presentation certain ﬁnancial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Our management uses these non-GAAP ﬁnancial measures internally in analyzing our ﬁnancial results and believes that use of these non-GAAP ﬁnancial measures is useful to investors as an additional tool to evaluate ongoing operating results and trends and in comparing our ﬁnancial results with other companies in our industry, many of which present similar non-GAAP ﬁnancial measures. Non-GAAP ﬁnancial measures are not meant to be considered in isolation or as a substitute for comparable ﬁnancial measures prepared in accordance with GAAP and should be read only in conjunction with our consolidated ﬁnancial statements prepared in accordance with GAAP. At the end of this presentation we have included a reconciliation of our historical non-GAAP ﬁnancial measures to the most directly comparable GAAP measures and deﬁnitions of the non-GAAP ﬁnancial measures used in this presentation. Customer Metrics and Market Data This presentation includes useful customer metrics, which are deﬁned at the back of this presentation. Unless otherwise noted, information in this presentation concerning our industry, including industry statistics and forecasts, competitive position and the markets in which we operate is based on information from independent industry and research organizations, other third-party sources and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and other third party sources, as well as data from our internal research, and are based on assumptions made by us upon reviewing such data, and our experience in, and knowledge of, such industry and markets, which we believe to be reasonable. Projections, forecasts, assumptions and estimates of the future performance of the industry in which we operate and our future performance are necessarily subject to uncertainty and risk due to a variety of factors. We have not independently veriﬁed the accuracy or completeness of the information provided by independent industry and research organizations, other third parties or other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that information nor do we undertake to update such information after the date of this presentation. 4Q20 Investor Presentation 2

25,000+ Customers in 100+ Countries >$141M 27% Annual Revenue Recurring Revenue Growth 99% 74% Subscription Revenue Gross Proﬁt *All ﬁnancial metrics are as of or for the period ended 9/30/20. Revenue growth represents year-over-year growth of 3Q20 over 3Q19. 3

Investment highlights Powering digital Recurring SaaS Strong user Durable moats transformation to model (99% adoption and fast and rising barriers social media subscription) time to value to entry Critical new system Founder-led Highly scalable Large and quickly of record for leadership team and single code base growing TAM modern business exceptional culture 4Q20 Investor Presentation 4

Our history Sprout was founded in 2010 and built on the premise that social media would change the way the world communicates and how virtually every aspect of business operates. 2019 Became a public company Launched Reviews add-on 2017 2013 First business acquisition 2010 Hired 100th employee Founded company 2020 Sprout Design Refresh Launched Premium 2018 Analytics add-on Opened Dublin oﬃce 2016 2011 Series C funding Launched ﬁrst add-on Sprout platform module (Listening) introduced 4Q20 Investor Presentation 5

Social media has fundamentally transformed the way brands connect with customers With more than 3.4 billion consumers using social media, businesses must adapt or risk becoming irrelevant to nearly half of the world’s population. The ways that business attract, acquire and retain customers is being completely transformed. 4Q20 Investor Presentation Total Global Social Media Users per Statista, February 2020 6

And changed the entire customer experience, across the enterprise This digital transformation requires virtually every part of an organization to adapt and re-tool. Existing business tools and processes are not prepared to address this shift in communication, and it has impacted the entire customer journey. Marketing Sales Support Success Product Strategy 4Q20 Investor Presentation

Requiring an entirely new system of record Social media is massive, scattered, multi-purpose and does not conform to our existing business systems. A centralized platform is critical in serving the modern customer. Marketing Sales Support Success Product Strategy 4Q20 Investor Presentation 8

Sprout is the platform solution Sprout consolidates the complexity of social channels into a powerful, elegant and seamlessly integrated platform that can be leveraged across an organization. Marketing Sales Support Success Product Strategy 4Q20 Investor Presentation 9

Sprout’s platform is mission-critical for more than 25,000 customers globally 4Q20 Investor Presentation 10

A powerful, fully integrated platform Our core platform was built to facilitate social communication. We’ve expanded to handle new use-cases as more of the customer experience has shifted to social, and as businesses mature in their adoption of social as a primary communication channel. Core Platform Expanded Capabilities Premium Add-ons Engagement Publishing Reporting Collaboration Automation Reputation Analytics Listening Advocacy 4Q20 Investor Presentation

Providing real-time insights for brands across billions of data points Social data is an unprecedented source of business intelligence — allowing businesses to better understand their customers, markets, competitors and to shape their strategy based on real-time global insights from billions of consumers. 4Q20 Investor Presentation

With compounding advantages Our approach to building powerful, intuitive tools on a single code-base has allowed us to address the needs of a larger number of brands, while innovating quickly and using our scale to compound value for our customers. Seamless, Uniﬁed Platform Deep, Integrated Single Code Base Network Partnerships Data Scale Rapid Innovation 4Q20 Investor Presentation 13

And rising barriers to entry Sprout is well positioned across all competitive-vectors. Our primary competitors have taken a diﬀerent approach to the market; other software vendors have been unable to adapt eﬀectively to social and lack entrenched network integration. Direct Competitors Other Software Vendors Specialized by market segment Social cannot be compartmentalized Platform / technology limitations Not in their DNA (they’ve tried) Disaggregated tools Anonymized Data / GDPR Issues Heavy services and custom Social demands a discrete system development of record and data 4Q20 Investor Presentation 14

Top customer-rated platform Sprout is the top customer-rated platform across every category and every market segment relative to our primary competitors. Our ability to earn top ratings from more than 3,000 customers across SMB, mid-market and enterprise companies alike, in every category is a testament to our diﬀerentiated platform. Product Performance & Ease of Use Admin Support Ease of Setup Focus Direction Reliability SMB, Mid-Market, 8.9 8.9 9.0 8.8 8.8 8.8 Enterprise A 8.4 8.5 7.8 8.0 8.5 8.3 Consumer, SMB B 7.3 7.1 7.6 7.5 8.0 6.4 Enterprise C 7.5 6.6 8.2 7.4 7.5 6.6 Enterprise 4Q20 Investor Presentation *Ratings reﬂect Sprout Social’s rating and the ratings of its primary direct competitors by G2 as of July 15, 2020 15

In a very large market >$50B Expanded TAM Based on the average spend of our top 10% customers $25B Current SAM Based on current average customer spend, we estimate the U.S. at $13B, with the rest-of-world market at least as large 3-5% Current Penetration* Sprout and all of our direct competitors combined today serve a small fraction of global businesses We calculated these estimates by multiplying the aggregate number of small-and-medium-sized businesses, mid-market companies and enterprises in the United States, each as published by the IDC, by our average annualized contract value of our top 10% customers and our average annualized contract value for all of our customers, as applicable. The average annualized contract value per customer for each segment is calculated using internal company data of actual customer spend. International Data Corporation (“IDC”), Market Forecast Guide, May 2018. 4Q20 Investor Presentation *We estimate current penetration as the sum of our 2019 revenue and our internal estimate of the revenue of each of our primary direct competitors divided by our TAM calculation. 16

With proven success across segments We believe every market segment represents a multi-billion dollar addressable market, and Sprout has proven our ability to serve each part of the market eﬀectively, while seeing industry-leading customer satisfaction and unit economics in each. - >6:1 Aggregate LTV:CAC Ratio - Highly diverse customer base with Enterprise SMB no revenue concentration - Growing ACV’s and revenue across every segment - Broad perspective. Our smallest segment has 2,500+ customers Mid-Market Agency - Every segment served from a single code-base and distribution model 4Q20 Investor Presentation Visual reﬂects revenue distribution by segment 17

And highly-eﬃcient GTM model Demand Customer Generation On-boarding Inbound Trials Acquisition Retention Success & Support Sales Development Account Growth 4Q20 Investor Presentation 18

Consistently expanding ARR In addition to consistently growing our customer base over time, we’ve seen the value of those customers increase disproportionately, compounding our ARR growth. Total Customers Total ARR $141,898 $130,785 $124,630 43% $117,846 $109,486 $102,706 CAGR $96,060 $92,487 Total ARR $86,161 $79,793 $74,582 $70,422 $48,363 $43,388 $38,667 12% 25,556 CAGR 21,135 21,718 22,418 23,066 23,693 24,083 24,356 17,588 18,189 18,802 19,562 20,100 20,761 16,827 Total Customers 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 Investor Presentation Compound Average Growth Rate (CAGR) measured over the trailing 3 year period 1Q17 to 3Q20 19

Accelerating >$10K ARR Customers Aggregate ACV 2,790 customer expansion $5,552 $4,747 As our platform strategy unfolds, larger 1,965 $4,150 initial deal sizes, multi-layered strategy to drive higher value for existing customers and a steady penetration of larger $2,659 1,157 customer each compound multi-year ACV expansion. 669 3Q17 3Q18 3Q19 3Q20 3Q17 3Q18 3Q19 3Q20 2020 Customer Highlights 4Q20 Investor Presentation 20

Strong economics, optimized for growth Attractive returns on growth investments and a strong competitive position reinforce our investments to support long duration growth 2017 2018 2019 3Q20 Long Term Model Organic Revenue 41% 54% 44% 34% Durable Growth Organic ARR 55% 53% 39% 35% * Gross Margin 77.7% 73.4% 73.7% 74.4% 78-81% Operating Margin -48% -26% -21% -13% >20% FCF Margin -34% -25% -15% -12% >OPM 4Q20 Investor Presentation *All ﬁnancial measures and estimates are non-GAAP. 21

Our growth strategy We are early in our journey with multiple levers to sustain durable medium term growth ‣ Capture Nascent TAM ‣ Account Expansion ‣ Platform Expansion ‣ International Expansion ‣ Category Expansion 4Q20 Investor Presentation 22

# Culture as a business strategy

Since the beginning, we've focused on building the highest quality products, an industry-leading workplace, and taking amazing care of our customers. We're building an enduring company that our team, families, customers and investors can be proud of.



**Glassdoor Best Places to Work**
2017, 2018, 2020

**Glassdoor Top CEOs**
2017, 2018, 2019

glassdoor

TrustRadius

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# Driven by a world-class leadership team



**Justyn Howard**
CEO



**Aaron Rankin**
CTO



**Jamie Gilpin**
CMO



**Joe Del Preto**
CFO



**Maureen Calabrese**
CPO



**Ryan Barretto**
SVP, Global Sales



**Rachael Pfenning**
SVP, Operations



**Gil Lara**
CCO



**Peter Soung**
Dir. Engineering



**Alan Boyce**
VP, Engineering



**Heidi Jonas**
General Counsel

**Team Background**

ENDECA | salesforce pardot | ORACLE Textura | CAREER BUILDER | GROUPON | CISION

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Creating value for all of our stakeholders Industry leading Attractive unit Sustainable competitive platform economics and durable advantages long term growth Social is disruptive Strategic technology Top rated culture and mission critical partner in secularly and team advantaged growth market 4Q20 Investor Presentation 25

Appendix Sprout Social, Inc. Summary and Reconciliation of Non-GAAP Financial Measures (Unaudited) (in thousands, except per share data) Reconciliation of Non-GAAP Financial Measures Summary of Non-GAAP Financial Measures Three Months Ended 9/30, Three Months Ended 9/30, 2020 2019 2020 2019 Reconciliation of Non-GAAP operating loss Loss from operations -$6,921 -$5,119 Non-GAAP operating loss -$4,361 -$5,054 Stock-based compensation expense $2,560 $65 Non-GAAP net loss -$4,437 -$4,974 Non-GAAP operating loss -$4,361 -$5,054 Non-GAAP net loss per share -$0.09 -$0.30 Free cash ﬂow -$4,041 -$3,441 Reconciliation of Non-GAAP net loss Net loss and comprehensive loss -$6,997 -$5,039 Stock-based compensation expense $2,560 $65 Non-GAAP net loss -$4,437 -$4,974 Reconciliation of Non-GAAP net loss per share Net loss per share attributable to common shareholders, basic and diluted -$0.13 -$0.30 Stock-based compensation expense per share $0.04 $0.00 Non-GAAP net loss per share -$0.09 -$0.30 Reconciliation of free cash ﬂow Net cash (used in) operating activities -$2,633 -$3,272 Purchases of property and equipment -$1,408 -$169 Free cash ﬂow -$4,041 -$3,441 4Q20 Investor Presentation 26

Appendix Organic ARR. We deﬁne organic ARR as total ARR excluding the impact of recurring revenue generated from legacy Simply Measured products. We believe organic ARR is an indicator of the scale and visibility of our core platform while mitigating ﬂuctuations due to seasonality and contract term. Non-GAAP operating loss. We deﬁne non-GAAP operating loss as GAAP loss from operations, excluding stock-based compensation expense. We believe non-GAAP operating loss provides our management and investors consistency and comparability with our past ﬁnancial performance and facilitates period-to-period comparisons of operations, as it eliminates the eﬀect of stock-based compensation, which is often unrelated to overall operating performance, particularly given the impact of stock-based compensation expense recognized after the completion of our December 2019 IPO. Non-GAAP net loss. We deﬁne non-GAAP net loss as GAAP net loss and comprehensive loss, excluding stock-based compensation expense. We believe non-GAAP net loss provides our management and investors consistency and comparability with our past ﬁnancial performance and facilitates period-to-period comparisons of operations, as this non-GAAP ﬁnancial measure eliminates the eﬀect of stock-based compensation, which is often unrelated to overall operating performance, particularly given the impact of stock-based compensation expense recognized after the completion of our December 2019 IPO. Non-GAAP net loss per share. We deﬁne non-GAAP net loss per share as GAAP net loss per share attributable to common shareholders, basic and diluted, excluding stock-based compensation expense. We believe non-GAAP net loss per share provides our management and investors consistency and comparability with our past ﬁnancial performance and facilitates period-to-period comparisons of operations, as this non-GAAP ﬁnancial measure eliminates the eﬀect of stock-based compensation, which is often unrelated to overall operating performance, particularly given the impact of stock-based compensation expense recognized after the completion of our December 2019 IPO. Free cash ﬂow. We deﬁne free cash ﬂow as net cash used in operating activities less purchases of property and equipment. Free cash ﬂow does not reﬂect our future contractual obligations or represent the total increase or decrease in our cash balance for a given period. We believe free cash ﬂow is a useful indicator of liquidity that provides information to management and investors about the amount of cash used in our core operations that, after purchases of property and equipment, is not available for strategic initiatives. Free cash ﬂow margin. We deﬁne free cash ﬂow margin as free cash ﬂow as a percentage of revenue. Dollar-based net retention rate. We calculate dollar-based net retention rate by dividing the organic ARR from our customers as of December 31st in the reported year by the organic ARR from those same customers as of December 31st in the previous year. This calculation is net of upsells, contraction, cancellation or expansion during the period but excludes organic ARR from new customers. We use dollar-based net retention to evaluate the long-term value of our customer relationships, because we believe this metric reﬂects our ability to retain and expand subscription revenue generated from our existing customers. Dollar-based net retention excluding SMB customers. We calculate dollar-based net retention rate excluding SMB customers by dividing the ARR from all customers excluding ARR from customers exclusively using legacy products obtained through the acquisition of Simply Measured and excluding ARR from customers that we have identiﬁed or that self-identiﬁed as having less than 50 employees as of December 31st in the reported year by the organic ARR from those same customers as of December 31st of the previous year. This calculation is net of upsells, contraction, cancellation or expansion during the period but excludes organic ARR from new customers. We used dollar-based net retention excluding SMB customers to evaluate the long-term value of our larger customer relationships, because we believe this metric reﬂects our ability to retain and expand subscription revenue generated from our existing customers.  LTV:CAC. We calculate the lifetime value of our customers and associated customer acquisition costs for a particular year by comparing (i) gross proﬁt from net new organic ARR for the year divided by one minus the estimated subscription renewal rate to (ii) total sales and marketing expense incurred in the preceding year. Number of customers. We deﬁne a customer as a unique account, multiple accounts containing a common non-personal email domain or multiple accounts governed by a single agreement. Number of customers excludes customers exclusively using legacy products obtained through the acquisition of Simply Measured. We believe that the number of customers using our platform is an indicator not only of our market penetration, but also of our potential for future growth as our customers often expand their adoption of our platform over time based on an increased awareness of the value of our platform and products. Number of customers contributing more than $10,000 in ARR. We deﬁne number of customers contributing more than $10,000 in ARR as those on a paid subscription plan that had more than $10,000 in ARR as of a period end. We view the number of customers that contribute more than $10,000 in ARR as a measure of our ability to scale with our customers and attract larger organizations. We believe this represents potential for future growth, including expanding within our current customer base. 4Q20 Investor Presentation 27